united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin E. Wolf, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 4/30

Date of reporting period: 10/31/17

Item 1. Reports to Stockholders.

Zeo Strategic Income Fund

Class I : ZEOIX

SEMI-ANNUAL REPORT

OCTOBER 31, 2017

1-855-ZEO-FUND

(1-855-936-3863)

Distributed by Northern Lights Distributors, LLC

Member FINRA

One Montgomery Street, Suite 3450 San Francisco, CA 94104 v. 415.875.5604 f. 415.875.5609

October 31, 2017

Dear Shareholders:

Market volatility is at all-time lows. Market leverage is at all-time highs. The levers of the Federal Reserve typically used to mitigate economic crises are more limited than ever due to abnormally low interest rates and corresponding high bond prices. Capital markets are getting more selective to the detriment of weaker companies which have had easy access to capital in the last few years. Notable exceptions to this observation are structured and leveraged products, instruments whose popularity tends to depend on investors’ acceptance of hidden risks in favor of optics. The interest rate curve is unusually flat and seems to be getting flatter, a sign of potential economic weakening. A flatter yield curve also makes the traditional business of banks (borrowing short-term and lending long-term) less profitable, which in turn could result in stingier lending activity. All signs point to down, right? Not so fast.

Performance review

The Zeo Strategic Income Fund (the “Fund”) had a total return of +1.35% for the six months ended October 31, 2017. During the same period, the Bloomberg Barclays Capital U.S. Aggregate Bond Indexi (the “Benchmark”) returned +1.58%. Most of the performance in both cases came from income generation, as prices were little changed this period in both the Fund and the Benchmark – for similar but notably not identical reasons.

In the case of the Benchmark, a rise in interest rates was almost entirely offset by a decline in credit spreads. Both moves were small, but the negligible net effect is worth highlighting. Historically, rates and spreads have moved inversely to one another, so in that respect, this observation may not come as a surprise. However, both rates and spreads are also at abnormally low levels, so the opportunity for them to move in opposite directions may be limited to small moves. As such moves get larger, we suggest that it is unlikely that such a coincidental offset will repeat itself. Benchmark investors may be well served to prepare for more significant price movements going forward.

At this point, we remind readers that the Fund maintains an interest rate duration significantly shorter than that of the Benchmark. But it is also true that interest rates rose even at the shorter end of the Treasury curve, and credit spreads did not compress as much. What then can explain the Fund’s similarly small price moves? The answer is simple: the Fund has the potential to benefit from the combination of short timeframes and fundamental security selection.

When a company is scheduled to repay debt in the short term and the means to do so is evident in the company’s fundamentals, price moves due to economic factors tend to be dampened by the reality of the impending debt redemption at face value. While small moves will take place as investors decide what they want to earn for the short remaining life of the security, these price fluctuations have little connection to the risk of potential permanent principal loss usually found in less selective and longer-term portfolios. In our view, the volatility-mitigating impact of short-term selective credit is a direct result of selecting away from capital-loss events such as selling during mark-to-market declines and restructurings. But, in our case, the Fund’s small price movements often confuse investors who have been conditioned to think of credit risk as “bad”, and it is just this misunderstanding which presents the continued opportunity we believe enables us to deliver consistent low-volatility results over the long-term for our shareholders, regardless of market direction.

Investment outlook

Despite our comments in the introduction to this letter, many investors continue to bet that the markets will advance into 2018, citing as many factors for bullishness as we cited for the opposite. Even so, we won’t be arguing against them. Readers will not be surprised to hear that we will refrain from participating in this debate entirely. After all, a carefully selected portfolio of debt securities which can be reasonably expected to be redeemed by their issuers in short timeframes should care little and be impacted less by the direction of the markets in the coming year. Being relatively neutral observers, however, we are especially struck by the ideology behind both sides of this annual ritual of prediction. Specifically, one side is going to be sorely disappointed and, worse, inexplicably surprised.

Two things are generally true of our efforts to think about the markets on a forward-looking basis. First, our heads tend to hurt, because predicting the outcome of a system with a near-infinite number of variables is well beyond what we would claim as our expertise. Besides, the only predictable thing about a downturn is that the catalyst will be a variable that few predicted in advance, as we saw with the energy-triggered market decline in late 2015. Second, we tend to think more in terms of volatility, which is a market characteristic that is more squarely in our wheelhouse and has more actionable consequences to the benefit of our clients as we seek to deploy capital during downturns in companies we like. If there is one observation about market volatility that we can point to as a pattern throughout our careers, it has been this: the more surprised investors are that things don’t go as expected, the more violent the market movements.

We at Zeo manage the Fund with the goal of consistency and low volatility whether the markets go up or down and aim to capitalize on the volatility that results from investor surprise. For this reason, we believe our strategy positions the Fund and our shareholders in a particularly advantageous way in the current environment. After all, the capacity for surprise (and volatility) appears to be everywhere and independent of market direction.

We thank you for your continued support and confidence in our management.

Sincerely,

Venkatesh Reddy	Bradford Cook
Chief Investment Officer	Portfolio Manager

[i]	The Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government-Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Unmanaged index returns do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

Zeo Strategic Income Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2017

The Fund’s performance figures* for the periods ended October 31, 2017, compared to its benchmark:

			Inception** -
		One Year	October 31, 2017
Annualized Average Returns:	Six Months	(Annualized)	(Annualized)
Zeo Strategic Income Fund - Class I	1.35%	2.66%	3.05%
Bloomberg Barclays Capital U.S. Aggregate Bond Index	1.58%	0.90%	2.97%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Performance figures for periods greater than one year are annualized. The total operating expense ratio (including indirect expenses), as stated in the fee table in the Fund’s Prospectus dated August 28, 2017, is 1.31% for Class I shares. For performance information current to the most recent month-end, please call 1-855-936-3863.

**	Inception date is May 31, 2011.

***	The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities. Investors cannot invest directly in an index.

Portfolio Composition as of October 31, 2017	% of Net Assets
Bonds & Notes	78.8%
Term Loans	11.6%
Other Assets, Cash & Cash Equivalents	9.6%
100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Value
	BONDS & NOTES - 78.8%
	ADVERTISING - 1.8%
$4,292,000	Lamar Media Corp.	5.875	2/1/2022	$4,404,665

	AEROSPACE/DEFENSE - 9.5%
6,218,000	Moog, Inc. (a)	5.250	12/1/2022	6,451,175
7,369,000	Orbital ATK, Inc.	5.250	10/1/2021	7,580,859
9,341,000	Spirit AeroSystems, Inc.	5.250	3/15/2022	9,694,667
				23,726,701
	APPAREL - 5.4%
3,980,000	Perry Ellis International, Inc.	7.875	4/1/2019	3,980,000
9,367,000	William Carter	5.250	8/15/2021	9,624,592
				13,604,592
	AUTO PARTS & EQUIPMENT - 2.4%
6,075,000	International Automotive Components Group SA (a)	9.125	6/1/2018	6,075,000

	BEVERAGES - 3.3%
7,879,000	DS Services of America, Inc. (a)	10.000	9/1/2021	8,313,921

	COMMERCIAL SERVICES - 5.7%
4,350,000	Cimpress NV (a)	7.000	4/1/2022	4,529,437
5,355,000	FTI Consulting, Inc.	6.000	11/15/2022	5,529,573
3,991,000	Live Nation Entertainment, Inc. (a)	5.375	6/15/2022	4,140,662
				14,199,672
	ENVIRONMENTAL CONTROL - 1.1%
2,754,000	Clean Harbors, Inc.	5.250	8/1/2020	2,795,310

	FOOD - 6.0%
6,040,000	Darling Ingredients, Inc.	5.375	1/15/2022	6,243,850
8,571,000	Wells Enterprises, Inc. (a)	6.750	2/1/2020	8,785,275
				15,029,125
	FOREST PRODUCTS & PAPER - 8.0%
3,433,000	Neenah Paper, Inc. (a)	5.250	5/15/2021	3,501,660
8,671,000	PH Glatfelter Co.	5.375	10/15/2020	8,801,065
7,529,000	Tembec Industries, Inc. (a)	9.000	12/15/2019	7,705,931
				20,008,656
	HAND/MACHINE TOOLS - 1.1%
2,619,000	Stanley Black & Decker, Inc., 3 mo LIBOR + 4.304 (b)	5.750	12/15/2053	2,710,665

	INTERNET - 2.5%
704,000	Expedia, Inc.	7.456	8/15/2018	733,841
5,350,000	Match Group, Inc.	6.750	12/15/2022	5,517,188
				6,251,029
	IRON/STEEL - 0.7%
1,860,000	Steel Dynamics, Inc.	5.125	10/1/2021	1,908,825

	LEISURE TIME - 1.8%
4,486,000	Brunswick Corp. (a)	4.625	5/15/2021	4,565,096

	MACHINERY - CONSTRUCTION & MINING - 1.3%
3,147,000	Oshkosh Corp.	5.375	3/1/2022	3,272,880

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Value
	MEDIA - 4.9%
$4,055,000	Cable One, Inc. (a)	5.750	6/15/2022	$4,237,475
3,631,000	CCO Holdings Capital Corp.	5.250	9/30/2022	3,739,930
4,118,000	TEGNA, Inc.	5.125	7/15/2020	4,220,950
				12,198,355
	MINING - 2.6%
6,253,000	Lundin Mining Corp. (a)	7.500	11/1/2020	6,503,745

	MISCELLANEOUS MANUFACTURING - 2.1%
5,370,000	American Outdoor Brands (a)	5.000	7/15/2018	5,316,300

	PACKAGING & CONTAINERS - 1.4%
3,425,000	Silgan Holdings, Inc.	5.500	2/1/2022	3,519,188

	RETAIL - 10.3%
4,268,000	Caleres, Inc.	6.250	8/15/2023	4,492,070
9,297,000	Dollar Tree, Inc.	5.250	3/1/2020	9,511,993
4,698,000	Michaels Stores, Inc. (a)	5.875	12/15/2020	4,786,088
5,851,000	Nathan’s Famous, Inc. (a)	10.000	3/15/2020	6,160,518
939,000	Nathan’s Famous, Inc. (a)	6.625	11/1/2025	957,780
				25,908,449
	SOFTWARE - 1.2%
2,872,000	Nuance Communications, Inc. (a)	5.375	8/15/2020	2,910,772

	TELECOMMUNICATIONS - 5.7%
1,758,000	T-Mobile USA, Inc.	6.625	4/1/2023	1,845,900
2,659,000	ViaSat, Inc. (a)	5.625	9/15/2025	2,688,914
9,294,000	Wind Acquisition Finance SA (a)	7.375	4/23/2021	9,654,607
				14,189,421

	TOTAL BONDS & NOTES (Cost - $196,657,444)			197,412,367

	TERM LOANS - 11.6%
	CONSUMER SERVICES - 1.0%
2,500,000	Cast & Crew Payroll (b)	4.333	9/27/2024	2,519,538

	ENTERTAINMENT - 2.6%
6,456,945	Lions Gate Entertainment Corp. (b)	4.242	12/8/2023	6,513,475

	FOOD & BEVERAGE - 1.8%
4,477,500	Arctic Glacier Co. (b)	5.485	3/20/2024	4,530,670

	HOME & OFFICE PRODUCTS - 0.8%
2,000,000	Coty (b)	4.250	1/26/2021	2,000,000

	INDUSTRIAL EQUIPMENT & COMPONENTS - 2.0%
4,868,138	Mueller Water Products, Inc. (b)	3.742	11/25/2021	4,907,083

See accompanying notes to financial statements.

Zeo Strategic Income Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
October 31, 2017

Par Value		Coupon Rate (%)	Maturity	Value
	SOFTWARE - 3.4%
$4,463,021	Hyland Software, Inc. (b)	4.492	7/1/2022	$4,516,488
2,000,000	Hyland Software, Inc. (b)	8.242	7/1/2023	2,050,000
2,000,000	Press Ganey (b)	4.349	10/21/2023	2,018,750
				8,585,238

	TOTAL TERM LOANS (Cost - $28,879,423)			29,056,004

Shares
	SHORT-TERM INVESTMENT - 11.1%
	MONEY MARKET FUND - 11.1%
27,874,680	Goldman Sachs Financial Square Funds - Treasury Instruments Fund, to yield 0.88%
	(Cost - $27,874,680) (c)			27,874,680

	TOTAL INVESTMENTS - 101.5% (Cost - $253,411,547)			$254,343,051
	OTHER ASSETS LESS LIABILITIES - NET - (1.5)%			(3,709,695)
	NET ASSETS - 100.0%			$250,633,356

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At October 31, 2017 these securities amounted to $97,284,357 or 38.8% of net assets.

(b)	Variable rate security - interest rate shown reflects the rate currently in effect.

(c)	Money market fund; interest rate reflects seven-day effective yield on October 31, 2017.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2017

ASSETS
Investment securities:
At cost	$253,411,547
At value	$254,343,051
Cash	2,021,732
Receivable for securities sold	1,015,000
Receivable for Fund shares sold	68,833
Interest receivable	2,936,843
Prepaid expenses and other assets	27,680
TOTAL ASSETS	260,413,139

LIABILITIES
Payable for securities purchased	9,520,785
Payable for Fund shares repurchased	18,525
Investment advisory fees payable	211,825
Payable to related parties	3,025
Accrued expenses and other liabilities	25,623
TOTAL LIABILITIES	9,779,783
NET ASSETS	$250,633,356

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$251,790,938
Undistributed net investment income	239,233
Accumulated net realized loss from security transactions	(2,328,319)
Net unrealized appreciation on investments	931,504
NET ASSETS	$250,633,356

Net Asset Value Per Share:
Class I Shares:
Net Assets	$250,633,356
Shares of beneficial interest outstanding	25,091,899
Net Asset Value (Net Assets / Shares Outstanding), Offering and Redemption Price Per Share (a)	$9.99

(a)	The Fund may charge a 1.00% fee on redemption of shares held for less than 30 days.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2017

INVESTMENT INCOME
Interest	$4,418,191

EXPENSES
Investment advisory fees	1,221,279
Administrative services fees	111,543
Shareholder servicing fees	70,062
Transfer agent fees	22,341
Registration fees	15,407
Custodian fees	15,017
Compliance officer fees	12,086
Audit fees	9,070
Legal fees	8,692
Trustees’ fees and expenses	8,050
Printing and postage expenses	6,718
Insurance expense	2,420
Other expenses	4,511
TOTAL EXPENSES	1,507,196
NET INVESTMENT INCOME	2,910,995

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from security transactions	492,929
Net change in unrealized depreciation of investments	(85,520)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	407,409

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,318,404

See accompanying notes to financial statements.

Zeo Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	October 31, 2017	April 30, 2017
	(Unaudited)
FROM OPERATIONS
Net investment income	$2,910,995	$6,047,016
Net realized gain from security transactions	492,929	1,927,211
Net change in unrealized appreciation (depreciation) of investments	(85,520)	(96,376)
Net increase in net assets resulting from operations	3,318,404	7,877,851

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,788,011)	(5,723,548)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	39,690,480	79,311,493
Net asset value of shares issued in reinvestment of distributions to shareholders	2,211,612	4,492,251
Payments for shares redeemed	(34,006,686)	(60,646,196)
Redemption fee proceeds	1,921	2,319
Net increase in net assets from shares of beneficial interest	7,897,327	23,159,867

TOTAL INCREASE IN NET ASSETS	8,427,720	25,314,170

NET ASSETS
Beginning of Period	242,205,636	216,891,466
End of Period*	$250,633,356	$242,205,636
* Includes undistributed net investment income of:	$239,233	$116,249

SHARE ACTIVITY
Shares Sold	3,972,699	7,984,934
Shares Reinvested	221,490	452,669
Shares Redeemed	(3,404,849)	(6,111,199)
Net increase in shares of beneficial interest outstanding	789,340	2,326,404

See accompanying notes to financial statements.

Zeo Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I

	Six Months Ended		Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31, 2017		April 30, 2017	April 30, 2016	April 30, 2015	April 30, 2014		April 30, 2013
	(Unaudited)
Net asset value, beginning of period	$9.97		$9.87	$10.05	$10.12	$10.12		$10.04
Activity from investment operations:
Net investment income (1)	0.12		0.27	0.33	0.37	0.40		0.29
Net realized and unrealized gain (loss) on investments	0.01		0.08	(0.19)	(0.07)	0.01		0.11
Total from investment operations	0.13		0.35	0.14	0.30	0.41		0.40
Paid-in-Capital from
Redemption fees	0.00	(2)	0.00 (2)	0.00 (2)	0.00 (2)	0.00	(2)	—
Less distributions from:
Net investment income	(0.11)		(0.25)	(0.32)	(0.35)	(0.39)		(0.29)
Net realized gains	—		—	—	(0.02)	(0.02)		(0.03)
Total distributions	(0.11)		(0.25)	(0.32)	(0.37)	(0.41)		(0.32)
Net asset value, end of period	$9.99		$9.97	$9.87	$10.05	$10.12		$10.12
Total return (3)	1.35	% (5)	3.63%	1.41%	3.02%	4.06%		4.07%
Net assets, end of period (000s)	$250,633		$242,206	$216,891	$138,531	$71,869		$45,047
Ratios to average net assets:
Expenses, before waiver or recapture	1.23	% (6)	1.29%	1.25%	1.28%	1.32%		1.40%
Expenses, net waiver or recapture	1.23	% (6)	1.29%	1.25%	1.28%	1.38	% (4)	1.50	% (4)
Net investment income, net waiver or recapture	2.38	% (6)	2.69%	3.31%	3.69%	3.95%		2.84%
Portfolio turnover rate	75	% (5)	152%	135%	143%	173%		95%

(1)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for each period.

(2)	Less than $0.005 per share.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(4)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived/reimbursed fees from prior periods.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2017

1.	ORGANIZATION

The Zeo Strategic Income Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks low volatility and absolute returns consisting of income and moderate capital appreciation. The Fund currently offers the Class I shares, which commenced operations on May 31, 2011. Class I shares are offered at net asset value.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the current bid price on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities and term loans (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third-party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2017

Fair Valuation Process – As noted above, the fair value team is comprised of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2017

available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2017 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Bonds & Notes	$—	$197,412,367	$—	$197,412,367
Term Loans	—	29,056,004	—	29,056,004
Short-Term Investment	27,874,680	—	—	27,874,680
Total	$27,874,680	$226,468,371	$—	$254,343,051

The Fund did not hold any Level 3 securities during the period. There were no transfers into or out of Level 1 or Level 2 during the period. It is the Fund’s policy to recognize transfers between Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for security classifications.

Security Transactions and Related Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Tax – The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2017

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the returns filed for the open tax years 2014 through 2016, or expected to be taken in the Fund’s 2017 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least monthly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Zeo Capital Advisors, LLC serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, with respect to the Fund (the “Advisory Agreement”), the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by other service providers. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated at an annual rate of 1.00% on the first $250 million in net assets and 0.75% on assets greater than $250 million. For the six months ended October 31, 2017, the Fund incurred $1,221,279 in advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 31, 2018, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2017

necessary so that the total expenses incurred by the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) do not exceed 1.50% per annum of the Fund’s average daily net assets for Class I shares (the “Expense Limitation”).

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than the Expense Limitation, the Advisor shall be entitled to reimbursement by the Fund, on a rolling three year basis, for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If Fund Operating Expenses subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of the Fund and its shareholders. No amounts remain available for future reimbursement to the Advisor as of October 31, 2017.

Northern Lights Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the six months ended October 31, 2017, the Distributor received no underwriting commissions.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides fund administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities and U.S.

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2017

Government securities, for the six months ended October 31, 2017 amounted to $199,077,479 and $156,317,839, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION

At October 31, 2017, the tax cost of investments and unrealized appreciation (depreciation) are as follows:

		Gross Unrealized	Gross Unrealized	Net Unrealized
Fund	Tax Cost	Appreciation	Depreciation	Appreciation
Zeo Strategic Income Fund	$253,411,547	$1,132,644	$(201,140)	$931,504

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of October 31, 2017, Charles Schwab & Co, Inc. held approximately 32.0% of the voting securities of the Zeo Strategic Income Fund.

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the six months ended October 31, 2017, the Fund assessed $1,921 in redemption fees.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following years ended was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2017	April 30, 2016
Ordinary Income	$5,723,548	$6,315,109

As of April 30, 2017, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Capital Loss	Unrealized	Total
Ordinary	Carry	Appreciation/	Accumulated
Income	Forwards	(Depreciation)	Earnings/(Deficits)
$116,249	$(2,821,248)	$1,017,024	$(1,687,975)

Zeo Strategic Income Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2017

At April 30, 2017 the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Long-Term	Total
$2,821,248	$2,821,248

Permanent book and tax differences, primarily attributable to tax adjustments for consent fees, resulted in reclassification for the year ended April 30, 2017 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income	Loss
$—	$(238,889)	$238,889

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Zeo Strategic Income Fund
EXPENSE EXAMPLES (Unaudited)
October 31, 2017

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Fund’s
	Account Value	Account Value	During Period*	Annualized
Actual	5/1/17	10/31/17	5/1/17 – 10/31/17	Expense Ratio**
Class I	$1,000.00	$1,013.50	$6.24	1.23%

Hypothetical	Beginning	Ending	Expenses Paid	Fund’s
(5% return before	Account Value	Account Value	During Period*	Annualized
expenses)	5/1/17	10/31/17	5/1/17 – 10/31/17	Expense Ratio**
Class I	$1,000.00	$1,019.00	$6.26	1.23%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**	Annualized.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-936-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-936-3863.

INVESTMENT ADVISOR
Zeo Capital Advisors, LLC
1 Montgomery Street, Suite 3450
San Francisco, CA 94104

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/5/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 1/5/18

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 1/5/18